UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Khimmara Greer

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

BLUE CURRENT GLOBAL DIVIDEND FUND

INSTITUTIONAL CLASS (BCGDX)

Annual Report

August 31, 2022

BLUE CURRENT GLOBAL DIVIDEND FUND
LETTER TO SHAREHOLDERS	August 31, 2022

Dear Shareholders,

PERFORMANCE SUMMARY

The Blue Current Global Dividend Fund (the “Fund”) returned -10.12% over the last twelve months ended August 31, 2022. The Fund’s benchmark, the MSCI World High Dividend Yield Index, returned -7.59% over the same period. The MSCI World High Dividend Yield Index most accurately reflects the Fund’s investment objective to invest in high-quality, dividend paying stocks globally. Since inception, the Fund has returned 5.65% annually, which compares to a 4.51% annualized return for the MSCI World High Dividend Yield Index. It is important to remind our investors that we are not managing the Fund to track or beat an index. We do not select securities to align with an index, or the underlying sector and country holdings, but rather we aim to construct a portfolio of high quality companies that are committed to dividend growth and offer an attractive yield.

	Total Returns for period ended August 31st, 2022

		Trailing 1	Trailing 3	Trailing 5	Since
Fund Name	QTD (Since	Year (Since	Year (Since	Year (Since	Inception
(Institutional Share Class)	05/31/2022)	8/31/21)	8/31/19)	8/31/17)	(9/18/14)
Blue Current Global Dividend	-7.75%	-10.12%	6.49%	5.73%	5.65%
MSCI World High Div Yield Index	-7.96%	-7.59%	4.92%	4.74%	4.51%
MSCI World Index	-5.53%	-15.08%	8.76%	7.85%	7.21%

Source: Bloomberg

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-514-3583.

A dissappointing quarter closed out the Fund’s fiscal year, resulting in a -10.12% return for the trailing twelve month period ending August 31st. During the quarter, the fund fell victim to a broad equity and fixed income selloff related to extreme global economic uncertainty over inflation, the future direction of interest rates, and the ongoing war between Russia and Ukraine. These factors created a broad valuation reset and a flight to the US Dollar which continues to appreciate through the calendar fourth quarter. As our returns are quoted from the perspective of a US Dollar investor, the depreciation of several international developed-market currencies weighed greatly on reported returns during the quarter and year.

For the recent quarter, the utilities sector was the only one in positive territory, returning +12.9% due to our exposure to Nextera Energy. We have owned Nextera Energy since early 2021 and the company has experienced its fair share of challenges in sourcing materials from Asia to meet its alternative energy goals. Beyond this individual investment, our strategy has not generally owned material exposure to utilities as we believe investors are paying a hefty valuation for companies that demonstrate modest to low growth, even in the best of times. Away from this sector, our investment in the consumer staples sector returned -2.5% during the quarter. Lastly, our industrial sector selections returned -5.2% for the quarter. These three sectors represent approximately 33% of the portfolio. For the quarter the detractors were the materials, communication services, and health care sectors. For comparison, these three sectors represent 21% of the portfolio.

Within the quarter, we were active in harvesting losses from positions that had experienced sharp drawdowns, including GlaxoSmithKline, Honeywell, RELX, and RioTinto. We exited GlaxoSmithKline due to legal uncertainty related to Zantac, a heartburn medication that is accused of being carcinogenic. Honeywell and RioTinto were exited due to global growth concerns while RELX was sold to harvest additional portfolio losses and reduce the strategy’s exposure to the depreciating Sterling. While some of the sales proceeds remain in cash, we were able to initate new positions in Enbridge, DBS Group, and BE Semiconductor and reinvest across several existing positions.

For the full year, the strategy returned -10.12%, behind the benchmark with a -7.59% return. As expected given the events of the trailing tweleve months, there were only two sectors that generated a positive return (energy +22.8% and utilities +3.3%). The industrial sector was a relative outperformer, returning -5.9% during the year. Within the energy sector, companies such as British Petroleum and Kinder Morgan led returns during the year. We did exit Kinder Morgan during the year, preferring the stronger growth profile of Targa Resources at a similar valuation. The results within the industrial sector were mixed with Raytheon Technologies and Union Pacific generating positive returns, offset by disappointing share price performance by RELX and Honeywell. We exited our positon in Deutsche Post during the year and the share price at the end of August remains well below our exit price. The top three performing sectors represented +22.2% of the Fund. On the downside, the communication services (-23.8%), financial (-19.5%), and consumer discretionary (-15.9%) sectors were detractors during the year. When viewed by individual positions: Volkswagen, JP Morgan, and BNP Paribas were disappointing during the year.

There were several trends that materialized during the Fund’s fiscal year. We steadily reduced the strategy’s exposure to technology stocks, increased its exposure to consumer staples, and diversified the Fund’s currency exposure away from Pound Sterling and the Euro.

BLUE CURRENT PHILOSOPHY & OBJECTIVES

It is important to remind the Fund’s shareholders of our philosophy and objectives. In the current environment, investors need to make every penny work for them. With yield in short supply and safe income streams providing little return, quality companies with growing and sustainable cash flow from across the globe might be less risky than you think – and more fruitful. Over the long run, dividends matter, and dividend growth investors have outperformed.

The Fund utilizes its investment expertise in growing cash flow through what we believe is a niche universe of high quality, dividend-paying companies with sustainable business models and dividend policies. The primary objectives are to pay a stable and increasing dividend each quarter and deliver attractive long term capital appreciation to investors.

The Blue Current investment team concentrates on a select portfolio of 25-50 companies across developed markets that meet our stringent qualities. We focus on companies that we believe have a strong history of rewarding shareholders and have the financial ability to continue to increase the dividend over time. We also focus on the future earnings potential of each company and strive to purchase those businesses when they are trading at a discount to their true value.

OUTLOOK SUMMARY

As of early October, global equity markets are still searching for a level that comfortably prices the enormous volume of risks that are weighing on investor sentiment. Two items on the top of that list are the future direction of interest rates and the ongoing war in Ukraine. Unfortunately, we will probably know more about the direction of interest rates before we see an end to the conflict as neither side shows any willingness to enter peace talks and concessions. Until there is clarity on a least one of those two items, we believe that risk assets will continue to face pressure as long-only investors lack the confidence required to generate a sustainable rally and non-fundamental investors (quantitative strategies) continue to press what has become a pronounced downturn in equity prices.

Our guess is that inflation begins to meaningfully decelerate in 2023 and that the Federal Reserve will conclude its tightening policies in the Spring or early Summer. Our view is based on current trends in the labor market which remain strong (as evident from jobless claims) and the time that it will take for higher interest rates to slow the economy to the extent that the US private sector sheds jobs. A weaker job market will likely be the kryptonite to what has been stubbornly elevated inflation. Consumer balance sheets remain healthy enough to support another robust holiday season and many companies hire seasonal workers during the peak demand months. For these reasons, it is difficult to predict a weakening of the job market until the early months of 2023. In comparison to the early years post the Great Financial Crisis, we are back in an environment where bad economic data is celebrated by equity investors.

We are entering the Fund’s new fiscal year with a large allocation to cash of approximately 10% and a widening global opportunity with valuations in some regions at multi-decade lows. Specifically, international equities are as an attractive group as we have experienced since the 2012 and 2013 periods when Europe was dealing with its own debt crisis and a challenging recession. According to some of our research, the valuation discount of international equities relative to the United State is at its widest in over 30 years. To add to the allure, we may see the strength of the US Dollar begin to dissipate in 2023 once investors can see the end of restrictive monetary policy, potentially resulting in a currency normalization across developed markets that could benefit two of our largest regions, the United Kingdom and Western Europe. Within those two regions, we are seeing attractive businesses with sustainable and growing dividend yields selling at mid-and-high single-digit price-to-earnings ratios.

The opportunity in the United States may not be eye-watering as abroad, but we are seeing very attractive multiples across a wide range of sectors. While it still may be a bit early to add exposure given our current views of the economy, we are seeing great value in financials, industrials, and in select technology sectors. We remain actively invested in a select basket of semiconductor companies and are seeing multi-decade lows in valuations as investors are unable to see beyond the headwinds of the next several quarters.

Beyond the current set of challenges, we always take the view that owning quality blue-chip, dividend paying companies with strong balance sheets is the best approach for those interested in compounding their investment dollars.

Sincerely,

Henry “Harry” M. T. Jones	Dennis Sabo, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Disclosure and Risk Summary

The Letter to Shareholders seeks to describe some of the current opinions and views of the financial markets of Edge Capital Group, LLC (the “Adviser”). Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held in the Fund as of August 31, 2022, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

The opinions expressed herein are those of the Adviser, and the report is not meant as legal, tax, or financial advice. You should consult your own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of investing. The external data presented in this report have been obtained from independent sources (as noted) and are believed to be accurate, but no independent verification has been made and accuracy is not guaranteed. The information contained in this report is not intended to address the needs of any particular investor.

The information contained in this document does not constitute an offer to sell any securities nor a solicitation to purchase any securities. Index returns reflect the reinvestment of dividends. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.bluecurrentfunds.com or call 1-800-514-3583 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Blue Current Global Dividend Fund is distributed by Ultimus Fund Distributors, LLC.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward- looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

PAST PERFORMANCE CANNOT BE CONSTRUED AS AN INDICATOR OF FUTURE RESULTS BECAUSE OF, AMONG OTHER THINGS, POSSIBLE DIFFERENCES IN MARKET CONDITIONS, INVESTMENT STRATEGY, AND REGULATORY CLIMATE. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-514-3583. THE FUND INVESTS PRIMARILY IN DIVIDEND PAYING COMPANIES AND IT IS POSSIBLE THESE COMPANIES MAY ELIMINATE OR REDUCE THEIR DIVIDEND PAYMENTS. INDEX INFORMATION (I) IS INCLUDED MERELY TO SHOW THE GENERAL TREND IN THE EQUITY MARKETS FOR THE PERIOD INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND’S PORTFOLIO WILL BE SIMILAR TO THE INDICES EITHER IN COMPOSITION OR RISK AND (II) HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE ACCURATE.

BLUE CURRENT GLOBAL DIVIDEND FUND
PERFORMANCE INFORMATION
August 31, 2022 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Blue Current Global Dividend Fund -
Institutional Class vs. the MSCI World Index
and the MSCI World High Dividend Yield Index

Average Annual Total Returns
(for the periods ended August 31, 2022)

				Since
	1 Year	3 Years	5 Years	Inception(b)
Blue Current Global Dividend Fund - Institutional Class(a)	-10.12%	6.50%	5.59%	5.65%
MSCI World Index	-15.08%	8.77%	7.85%	7.21%
MSCI World High Dividend Yield Index	-7.59%	4.92%	4.74%	4.51%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on September 18, 2014.

BLUE CURRENT GLOBAL DIVIDEND FUND
PORTFOLIO INFORMATION
August 31, 2022 (Unaudited)

Sector Diversification
(% of Net Assets)

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Communications
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Materials
Real Estate
Technology
Utilities
Cash Equivalents

Top Ten Equity Holdings

Security Description	% of Net Assets
BNP Paribas S.A.	3.8%
Microsoft Corporation	3.6%
AstraZeneca plc - ADR	3.5%
Walmart, Inc.	3.1%
BP plc	3.0%
Reckitt Bensckiser Group plc - ADR	3.0%
QUALCOMM, Inc.	2.9%
Crown Castle, Inc.	2.8%
Coca-Cola Company (The)	2.8%
Coca-Cola European Partners plc	2.7%

BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS
August 31, 2022
COMMON STOCKS — 91.9%	Shares	Value
Communications — 2.2%
Telecommunications — 2.2%
KDDI Corporation - ADR	75,000	$1,143,750

Consumer Discretionary — 1.9%
Automobiles — 1.9%
Volkswagon AG	6,700	952,499

Consumer Staples — 24.7%
Beverages — 7.9%
Coca-Cola Company (The)	23,165	1,429,512
Coca-Cola European Partners plc	27,930	1,373,318
Diageo plc - ADR	6,996	1,234,025
		4,036,855
Food — 4.0%
Danone S.A.	17,500	920,369
Kraft Heinz Company (The)	30,200	1,129,480
		2,049,849
Household Products — 6.3%
Reckitt Benckiser Group plc - ADR	97,550	1,524,706
Reckitt Benckiser Group plc	6,000	462,877
Unilever plc - ADR	27,820	1,262,750
		3,250,333
Retail - Consumer Staples — 6.5%
Koninklijke Ahold Delhaize N.V.	43,500	1,195,915
Target Corporation	3,400	545,156
Walmart, Inc.	11,850	1,570,717
		3,311,788
Energy — 9.0%
Oil & Gas Producers — 7.5%
BP plc	300,000	1,532,670
Shell plc - ADR	20,000	1,059,600
Targa Resources Corporation	18,560	1,266,349
		3,858,619
Oil & Gas Services & Equipment — 1.5%
Schlumberger Ltd.	19,750	753,462

Financials — 13.6%
Banking — 7.3%
BNP Paribas S.A.	42,400	1,969,296
JPMorgan Chase & Company	9,843	1,119,445
National Bank of Canada	10,000	661,550
		3,750,291

BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.9% (Continued)	Shares	Value
Financials — 13.6% (Continued)
Institutional Financial Services — 4.6%
CME Group, Inc.	5,110	$999,567
Morgan Stanley	15,800	1,346,476
		2,346,043
Specialty Finance — 1.7%
American Express Company	5,665	861,080

Health Care — 10.0%
Biotech & Pharma — 10.0%
AstraZeneca plc - ADR	28,400	1,771,592
Johnson & Johnson	8,462	1,365,259
Merck & Company, Inc.	13,800	1,177,968
Novo Nordisk A/S - ADR	7,800	827,580
		5,142,399
Industrials — 7.3%
Aerospace & Defense — 2.5%
Raytheon Technologies Corporation	13,995	1,256,051

Diversified Industrials — 2.5%
Honeywell International, Inc.	6,700	1,268,645

Transportation & Logistics — 2.3%
Union Pacific Corporation	5,350	1,201,129

Materials — 4.2%
Chemicals — 2.9%
Air Liquide S.A.	7,768	972,916
Nutrien Ltd.	5,700	523,089
		1,496,005
Metals & Mining — 1.3%
Rio Tinto plc - ADR	12,100	681,109

Real Estate — 2.8%
REITs — 2.8%
Crown Castle, Inc.	8,495	1,451,201

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.9% (Continued)	Shares	Value
Technology — 13.7%
Semiconductors — 7.6%
Broadcom, Inc.	2,450	$1,222,819
QUALCOMM, Inc.	11,084	1,466,081
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	14,280	1,190,238
		3,879,138
Software — 3.6%
Microsoft Corporation	7,050	1,843,363

Technology Services — 2.5%
RELX plc - ADR	5,600	146,608
RELX plc	43,900	1,151,052
		1,297,660
Utilities — 2.5%
Electric Utilities — 2.5%
NextEra Energy, Inc.	15,300	1,301,418

Total Common Stocks (Cost $41,893,177)		$47,132,687

MONEY MARKET FUNDS — 7.8%	Shares	Value
First American Government Obligations Fund - Class Z, 2.01% (a) (Cost $3,978,078)	3,978,078	$3,978,078

Investments at Value — 99.7% (Cost $45,871,255)		$51,110,765

Other Assets in Excess of Liabilities — 0.3%		175,290

Net Assets — 100.0%		$51,286,055

A/S – Aktieselskab

ADR – American Depositary Receipt

AG – Aktiengesellschaft

N.V. – Naamloze Vennootschap

plc – Public Limited Company

S.A. – Societe Anonyme

(a)	The rate shown is the 7-day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
SUMMARY OF COMMON STOCKS BY COUNTRY
August 31, 2022
		% of Net
Country	Value	Assets
United States	$24,575,177	47.9%
United Kingdom	12,200,307	23.8%
France	3,862,582	7.5%
Netherlands	1,195,915	2.4%
Taiwan Province of China	1,190,238	2.3%
Canada	1,184,639	2.3%
Japan	1,143,750	2.2%
Germany	952,499	1.9%
Denmark	827,580	1.6%
	$47,132,687	91.9%

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2022
ASSETS
Investments in securities:
At cost	$45,871,255
At value (Note 2)	$51,110,765
Dividends receivable	217,914
Reclaims receivable	592
Other assets	11,703
Total assets	51,340,974

LIABILITIES
Payable to Adviser (Note 4)	21,495
Payable to administrator (Note 4)	20,800
Other accrued expenses	12,624
Total liabilities	54,919

NET ASSETS	$51,286,055

NET ASSETS CONSIST OF:
Paid-in capital	$44,229,855
Distributable earnings	7,056,200
NET ASSETS	$51,286,055

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$51,286,055
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	4,136,928
Net asset value, offering and redemption price per share (a) (Note 2)	$12.40

(a)	Redemption fee may apply to redemptions of shares held for 7 days or less.

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2022
INVESTMENT INCOME
Dividends	$2,510,392
Foreign withholding taxes on dividends	(235,201)
Total investment income	2,275,191

EXPENSES
Investment advisory fees (Note 4)	509,919
Administration fees (Note 4)	52,180
Fund accounting fees (Note 4)	41,812
Legal fees	23,791
Registration and filing fees	22,224
Trustees’ fees and expenses (Note 4)	18,638
Transfer agent fees (Note 4)	18,315
Audit and tax services fees	17,500
Custodian and bank service fees	15,394
Compliance fee (Note 4)	12,150
Shareholder reporting expenses	6,444
Postage and supplies	6,292
Insurance expense	3,762
Pricing fees	2,851
Other expenses	18,570
Total expenses	769,842
Fee reductions by the Adviser (Note 4)	(259,923)
Net expenses	509,919

NET INVESTMENT INCOME	1,765,272

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	1,813,407
Foreign currency transactions (Note 2)	(7,345)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,140,880)
Foreign currency translation (Note 2)	(1,530)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(7,336,348)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,571,076)

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	August 31,	August 31,
	2022	2021
FROM OPERATIONS
Net investment income	$1,765,272	$595,603
Net realized gains (losses) from:
Investments	1,813,407	5,985,200
Foreign currency transactions	(7,345)	(19,005)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,140,880)	5,514,341
Foreign currency transactions	(1,530)	(315)
Net (decrease) increase in net assets from operations	(5,571,076)	12,075,824

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(4,412,904)	(579,692)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	9,311,947	2,651,695
Net asset value of shares issued in reinvestment of distributions to shareholders	3,147,040	422,385
Proceeds from redemption fees collected (Note 2)	1,100	—
Payments for shares redeemed	(3,220,647)	(4,579,044)
Net increase (decrease) in Institutional Shares net assets from capital share transactions	9,239,440	(1,504,964)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(744,540)	9,991,168

NET ASSETS
Beginning of year	52,030,595	42,039,427
End of year	$51,286,055	$52,030,595

CAPITAL SHARES ACTIVITY
Shares sold	689,896	193,723
Shares reinvested	224,361	32,172
Shares redeemed	(232,351)	(351,773)
Net increase (decrease) in shares outstanding	681,906	(125,878)
Shares outstanding, beginning of year	3,455,022	3,580,900
Shares outstanding, end of year	4,136,928	3,455,022

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$15.06	$11.74	$11.62	$11.47	$11.20
Income (loss) from investment operations:
Net investment income	0.48	0.17	0.24	0.22	0.23
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.88)	3.32	0.16 (a)	0.11	0.39
Total from investment operations	(1.40)	3.49	0.40	0.33	0.62
Less distributions from:
Net investment income	(0.49)	(0.17)	(0.20)	(0.18)	(0.14)
Net realized gains	(0.77)	—	(0.08)	—	(0.21)
Total distributions	(1.26)	(0.17)	(0.28)	(0.18)	(0.35)
Proceeds from redemption fees collected (Note 2)	0.00 (b)	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.40	$15.06	$11.74	$11.62	$11.47
Total return (c)	(10.12%)	29.91%	3.46%	2.91%	5.58%
Net assets at end of year (000’s)	$51,286	$52,031	$42,039	$62,302	$65,543
Ratios/supplementary data:
Ratio of total expenses to average net assets	1.49%	1.48%	1.48%	1.43%	1.39%
Ratio of net expenses to average net assets (d)	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets (d)	3.43%	1.27%	1.94%	1.87%	2.06%
Portfolio turnover rate	60%	53%	66%	46%	50%

(a)	Represents a balancing figure from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of net realized and unrealized losses on the Statement of Operations for the same period.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees (Note 4).

(d)	Ratio was determined after advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2022

1.	Organization

Blue Current Global Dividend Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek current income and capital appreciation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $100,000 initial investment requirement).

2.	Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities including common stocks at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund generally values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than exchange-traded funds, if any, but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

rates supplied by an independent pricing service. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of August 31, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$37,975,093	$9,157,594	$—	$47,132,687
Money Market Funds	3,978,078	—	—	3,978,078
Total	$41,953,171	$9,157,594	$—	$51,110,765

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2022.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Forward foreign currency contracts – The Fund, at times, uses forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked-to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign contracts, if any, will be included on the Fund’s Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund did not hold any forward foreign currency contracts during the year ended August 31, 2022.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

that shareholders of the Fund are subject to a redemption fee equal to 2.00% of the value of Fund shares redeemed within 7 days of purchase, excluding involuntary redemptions of accounts that fall below the minimum investment amount or the redemption of Fund shares representing reinvested dividends, capital gain distributions, or capital appreciation. During the years ended August 31, 2022 and 2021, proceeds from redemption fees, recorded in capital, totaled $1,100 and $0, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. The Fund may also invest in master limited partnerships (“MLPs”) whose distributions generally are comprised of ordinary income, capital gains and return of capital from the MLP. For financial statement purposes, the Fund records all income received as ordinary income. This amount may be subsequently revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended August 31, 2022 and 2021 was as follows:

	Ordinary	Long-Term	Total
Year Ended	Income	Capital Gains	Distributions
August 31, 2022	$1,741,919	$2,670,985	$4,412,904
August 31, 2021	$579,692	$—	$579,692

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

On September 30, 2022, the Fund paid an ordinary income dividend of $0.0493 per share to shareholders of record on September 29, 2022.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2022:

Tax cost of investments	$45,869,554
Gross unrealized appreciation	$6,979,601
Gross unrealized depreciation	(1,738,390)
Net unrealized appreciation on investments	5,241,211
Net unrealized depreciation on foreign currency translation	(1,681)
Undistributed ordinary income	170,341
Undistributed long-term gains	1,646,329
Distributable earnings	$7,056,200

The difference between the federal income tax cost of investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax treatment of the cost of securities received as in-kind subscriptions at the inception of the Fund.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the year ended August 31, 2022, the Fund did not incur any interest or penalties.

3.	Investment Transactions

During the year ended August 31, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $34,322,145 and $29,303,743, respectively.

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edge Capital Group, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser had agreed, until April 30, 2023, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares. Accordingly, under the ELA, the Adviser reduced its investment advisory fees in the amount of $259,923 during the year ended August 31, 2022.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2022, the Adviser may seek recoupment of investment advisory fee reductions in the amount of $753,657 no later than the dates stated below:

August 31, 2023	$264,734
August 31, 2024	229,000
August 31, 2025	259,923
Total	$753,657

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and are not paid by the Fund for serving in such capacities.

TRUSTEE COMPENSATION

Effective October 20, 2021, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 20, 2021, each Independent Trustee received a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of August 31, 2022, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Pershing, LLC (for the benefit of multiple shareholders)	74%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. The shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Foreign Investment Risk

Compared with investing in the U.S., investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls, and adverse economic developments as well as higher overall transaction costs.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains or increase losses from investments denominated in foreign currencies. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. The value of foreign securities may be affected by incomplete, less frequent, or inaccurate financial information about their issuers, social upheavals, or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage by market analysts than U.S. companies and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

6.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

Effective October 17, 2022 each Independent Trustee will receive a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who will receive a $1,700 annual retainer from the Fund, paid quarterly and the Audit Committee Chairperson who will receive a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee will also receive from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

BLUE CURRENT GLOBAL DIVIDEND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Blue Current Global Dividend Fund and

Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 28, 2022

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2022) and held until the end of the period (August 31, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 7 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value		Expenses
	March 1,	August 31,	Net Expense	Paid During
Institutional Class	2022	2022	Ratio(a)	Period(b)
Based on Actual Fund Return	$1,000.00	$914.50	0.99%	$4.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$5.04

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BLUE CURRENT GLOBAL DIVIDEND FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year an exhibit to Form N-PORT. These filings are available upon request by calling 1-800-514-3583. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website www.bluecurrentfunds.com.

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2022, the Fund designated $2,670,985 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended August 31, 2022, 38.69% of ordinary income dividends qualified for the corporate dividends received deduction.

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Trustee Since 2021 Officer Since 2013	Trustee (2021 to present) Vice President (2021 to present; and previously April 2013 to October 2013) President and Principal Executive Officer of each of its series (2013 to 2021)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President of Unified Series Trust (2017 to present).	26	Interested Trustee of 21 series of the Unified Series Trust (a registered management company) (2020 to present).
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	26	none
David M. Deptula Year of Birth: 1958	Since 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016.	26	none
Jacqueline A. Williams Year of Birth: 1954	Since 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	26	none
Clifford N. Schireson Year of Birth: 1953	Since 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	26	Trustee of the San Diego City Employees’ Retirement System (2019 to present).
Robert E. Morrison Year of Birth: 1957	Since 2019	Trustee	Managing Director, Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	26	none

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	President (2021 to present) Vice President (2014 to 2021)	Vice President, Relationship Management (2018 to present) and Assistant Vice President, Client Implementation Manager of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in United States Navy (1989 to 2017).
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (2014 to present) Assistant Treasurer (April 2014 to October 2014)	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present).
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (2016 to present)	Vice President, Fund Accounting (2022 to present) and Assistant Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2015 to 2022).
Angela A. Simmons Year of Birth: 1975	Since 2022	Assistant Treasurer (2022 to present)	Vice President, Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC.
Khimmara Greer Year of Birth: 1983	Since 2021	Secretary (2021 to present)	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019).
David K. James Year of Birth: 1970	Since 2021	Assistant Secretary (2021 to present) Secretary (2021 to 2021)	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018).
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC.
Gweneth Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (2020 to present)	Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019).
Martin Dean Year of Birth: 1963	Since 2019	Assistant Chief Compliance Officer (2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (2016 to 2017)	Senior Vice President, Head of Fund Compliance (February 2020 to present); Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to January 2020).

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-800-514-3583.

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Edge Advisors, LLC (the “Adviser” or “Edge”) for an additional one-year term (the “Agreement”). The Board approved the Agreement at a meeting held on April 19-20, 2022, at which all of the Trustees were present.

In deciding on whether to approve the continuation of the Agreement, the Board recalled its review of the materials related to the Fund and Edge at the meeting and throughout the preceding twelve months and its numerous discussions with Trust Management and Edge about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including the following:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by Edge to the Fund including, without limitation, its providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures and voting proxies on behalf of the Fund. The Board considered the qualifications and experience of Edge’s portfolio managers who are responsible for the day-to day management of the Fund’s portfolio, as well as the qualifications of other individuals at Edge who provide services to the Fund. The Board concluded that the quality, extent, and nature of the services provided by Edge to the Fund were satisfactory.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the Fund’s management fee proposed to be charged to the Fund and the Fund’s expense ratio, each as compared to the Fund’s custom peer group. The Board considered the revenue earned by Edge from the Fund and the current and anticipated profitability of the Fund to Edge, if any. The Board also considered Edge’s past fee reductions and expense reimbursements for the Fund and the indirect benefits that Edge received from its management of the Fund. The Board concluded that the advisory fee to be paid to Edge by the Fund is reasonable in light of the nature and quality of services provided by Edge.

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with Edge involve both the advisory fee and the expense limitation agreement (the “ELA”). The Board determined that while the advisory fee rate remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA and will continue

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

to experience benefits from the ELA. The Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by Edge with respect to economies of scale.

After further discussion of the factors noted above, as well as other factors, and in reliance on the information provided by the Adviser and Trust management, and taking into account the totality of all factors discussed and information presented at the meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Agreement and the ELA. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the continuance of the Agreement was in the best interests of the Fund and its shareholders.

Blue-AR-22

Annual Report
August 31, 2022

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
LETTER TO SHAREHOLDERS (Unaudited)	August 2022

During the fiscal year ended August 31, 2022, the Marshfield Concentrated Opportunity Fund was down 2.21%, compared to the S&P 500 Index which was down 11.23%.

Since the Fund’s inception in late 2015, we have used these letters to reiterate our agnosticism about the direction and long-term consequences of macroeconomic and political developments. While we refrain from predicting economic events and trends (not to mention political ones), we do pay attention to the current domestic and global environment because that allows us to understand something about how our companies perform in different sets of circumstances, both in terms of their operating results and in terms of management’s approach to changes in such things as end market demand.

The US economy in the fiscal year ended August 31, 2022 continued to produce mixed signals, with some encouraging news about employment levels and supply chain readjustments tempered by concerns about inflation on the one hand and potential recessionary consequences from efforts to tame it on the other. Nonetheless, the “parade of horribles” to which we’ve been treated over the past several years, including the pandemic, the war in Ukraine, consumer price spikes, supply chain disruptions (including, confoundingly, both the dearth AND the overabundance of inventory as a consequence), as well as domestic and global political strife have put our hands-off approach to the economic “weather” to the test. To the extent we can tell, however, and knowing that this could easily continue for some time, our approach has worked reasonably well. Our focus on companies that are sufficiently nimble and alert that they are able to anticipate and prepare for a variety of potential futures without betting their balance sheet or business on any single scenario has, we believe, enabled us to construct a relatively “all season” portfolio. Having exercised patience during the lengthy period of the Federal Reserve’s relaxed monetary policy and post-pandemic investor optimism, we found ourselves in the position for much of this year of being able to take advantage of the market’s turmoil by adding to our existing holdings at attractive prices (including one name we have been unable to buy for many years) as well as to open one new position. This environment enabled us to reap the benefits of the kind of patience that we consider to be a defining -and critical - trait, and we are pleased that we have had long practice in that seemingly lost art. But patience is ever-green for us, and even as we see and take advantage of opportunities, we do so with the restraints of valuation and company quality firmly in mind.

In the absence of good, actionable information about significant trends in parts of the economy and in specific industries, we always believe it is in the interest of the Fund and its shareholders to make our decisions on a bottom-up basis. Note that by “actionable”, we mean not only reliable, but also not yet understood or embraced by the market and therefore not yet reflected in prices. Irrespective of the external climate, we ask ourselves if a stock is cheap enough to buy, if the stock has a sufficient moat around its business which cannot be undermined by competitors, and if the company’s corporate culture is appropriate to its business. As investors, we feel comfortable making a judgment about those aspects of a business, making

1

sure our investments can withstand shocks and not only survive, but thrive in any type of external environment. We do expect, as a matter of course, that there will be shocks, a few possibly foreseeable, but most of which will be surprising to us as well as to most if not all other investors. Again, this year has provided us with a perfect example of such shocks. As we head into hurricane season, in particular, we are reminded that the economic “weather” sometimes means real weather, and while we hope that people in exposed areas escape harm, we know that “stuff” happens and our aim is to put our (and your) money with companies that can deal with the winds of change, however strong they may prove to be.

The Fund’s performance, for the most part, was the result of the market both embracing our stock picking and rewarding us for having exercised restraint through our valuation and sell discipline. Last year, we generated cash by selling opportunistically, as stocks surmounted our holding price. The Fund’s performance was bolstered to some extent by this (as well as by our preexisting) cash, whose level at all times is simply a reflection of our aggregated “buy” and “sell” decisions and is never a tactical move. In times of plentiful opportunities, such as we have been fortunate to begin to find, cash tends to decline. Unlike cash, not all of our stocks were outperformers last year. For example, names perceived by the market as particularly vulnerable to increased interest rates, such as Moody’s and Goldman Sachs, were given wider berth by investors. Companies the market feared were vulnerable to a recession because purchases from them are perceived as largely discretionary and made by the more disadvantaged among us, such as Ross Stores, also lagged the market. Ross, in particular, underestimated the extent to which consumers were making trade-offs involving higher prices at the pumps versus pumps to go with that new dress. We remain comfortable with each of these companies and very comfortable with our cash position.

Let’s look at the other side of the ledger. On the topic of companies that materially added to performance, AutoZone, O’Reilly, and Progressive stand out. The first two continued their ascendancy in the world of auto parts retailing. While they had cruised through the pandemic with essential workers and hobbyists at the wheel, they are continuing to show their prowess as suppliers to commercial repair shops, likely stepping into the breach as smaller mom and pops damaged during the recession bow out. Progressive, the automobile insurer, had experienced lower frequency of accidents as fewer cars were driven, but as drivers returned to the roads, so did both the frequency and severity of collisions. The lag in rate increases notwithstanding, Progressive was able to match rates to reality and seems to have been rewarded for that.

We were able, over the course of the year, to buy more Ross Stores as well as some TJX. We also picked up some NVR, a homebuilder whose price has sagged as mortgage rates have risen. In addition, we opened a new position in Domino’s in February, exploiting the market’s disappointment that the heroic sales the pizza company achieved during COVID failed to continue post-pandemic.

Our historical track record is one of limited turnover, and that was true again this year, notwithstanding the volatility in the market and greater than normal selling activity. For the year ended August 31, 2022, the Fund’s portfolio turnover rate was 3%.

2

If you have been with us for a while, you know that our approach in any environment is to stick to our discipline. You can see evidence of that in our willingness to be net sellers even when the market is rip-roaring and the future looks perfect for those companies as far as the eye can see, as you saw last year. And you can also see the evidence in our willingness, despite the uncertainty that inspires fear in the rest of the market, to buy with conviction those companies that meet our price targets and which we believe possess the attributes necessary for long-term profit generation and outperformance over a cycle. For us, sticking to our discipline means: 1) understanding what’s real and what’s fantasy; 2) acting with equanimity to exploit the misjudgments of the crowd; and 3) being patient and not pulling the trigger before our buy or sell price has been reached (and, conversely, having the grit to pull the trigger when those prices are reached, notwithstanding adverse atmospherics). These things won’t change. Process and discipline are why we believe investors choose to invest in the Fund, and we take our mandate to preserve capital and generate risk-adjusted returns very seriously.

We thank you for the opportunity to invest your money and for your confidence in our process and discipline.

Sincerely,

Elise J. Hoffmann	Christopher M. Niemczewski
Portfolio Manager	Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-855-691-5288.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.MarshfieldFunds.com or call 1-855-691-5288 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2022, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will

3

not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

4

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Marshfield Concentrated Opportunity Fund versus
the S&P 500® Index

Past performance is not predictive of future performance.
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$25,345
$21,553
12/29/2015
2/29/2016
8/31/2016
2/28/2017
8/31/2017
2/28/2018
8/31/2018
2/28/2019
8/31/2019
2/29/2020
8/31/2020
2/28/2021
8/31/2021
2/28/2022
8/31/2022
Marshfield Concentrated Opportunity Fund ($25,345)
S&P 500® Index ($21,553)

Average Annual Total Returns
(for the periods ended August 31, 2022)

			Since
	1 Year	5 Years	Inception(b)
Marshfield Concentrated Opportunity Fund(a)	-2.21%	14.90%	14.95%
S&P 500® Index(c)	-11.23%	11.82%	12.19%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	The Fund commenced operations on December 29, 2015.

(c)	The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

5

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PORTFOLIO INFORMATION
August 31, 2022 (Unaudited)

Portfolio Allocation (% of Net Assets)

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Communications
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Materials
Real Estate
Technology
Utilities
Cash & Cash Equivalents
Marshfield Concentrated Opportunity Fund
S&P 500® Index

Top 10 Equity Holdings

Security Description	% of Net Assets
AutoZone, Inc.	8.9%
Arch Capital Group Ltd.	7.7%
Ross Stores, Inc.	6.5%
Cummins, Inc.	5.5%
Goldman Sachs Group, Inc. (The)	5.4%
O’Reilly Automotive, Inc.	5.4%
TJX Companies, Inc. (The)	4.8%
Mastercard, Inc. - Class A	4.7%
Visa, Inc. - Class A	4.4%
Expeditors International of Washington, Inc.	4.2%

6

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
August 31, 2022
COMMON STOCKS — 80.1%	Shares	Value
Consumer Discretionary — 36.2%
Consumer Services — 3.7%
Strategic Education, Inc.	176,278	$11,405,187

Home Construction — 3.0%
NVR, Inc. (a)	2,255	9,335,835

Leisure Facilities & Services — 3.9%
Domino’s Pizza, Inc.	32,519	12,092,515

Retail - Discretionary — 25.6%
AutoZone, Inc. (a)	13,151	27,869,731
O’Reilly Automotive, Inc. (a)	23,930	16,682,081
Ross Stores, Inc.	236,177	20,374,990
TJX Companies, Inc. (The)	239,509	14,933,386
		79,860,188
Financials — 17.2%
Institutional Financial Services — 5.4%
Goldman Sachs Group, Inc. (The)	50,304	16,734,632

Insurance — 11.8%
Arch Capital Group Ltd. (a)	526,772	24,084,016
Progressive Corporation (The)	103,300	12,669,745
		36,753,761
Industrials — 14.5%
Industrial Support Services — 2.7%
Fastenal Company	169,302	8,520,970

Transportation & Logistics — 6.3%
Expeditors International of Washington, Inc.	127,132	13,080,611
Union Pacific Corporation	28,862	6,479,808
		19,560,419
Transportation Equipment — 5.5%
Cummins, Inc.	79,748	17,175,327

7

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 80.1% (Continued)	Shares	Value
Technology — 12.2%
Technology Services — 12.2%
Mastercard, Inc. - Class A	45,610	$14,794,515
Moody’s Corporation	32,938	9,371,520
Visa, Inc. - Class A	69,231	13,756,892
		37,922,927

Total Common Stocks (Cost $200,608,169)		$249,361,761

MONEY MARKET FUNDS — 20.1%	Shares	Value
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, 2.14% (b)	23,085,530	$23,085,530
Vanguard Treasury Money Market Fund - Investor Shares, 2.05% (b)	39,593,260	39,593,260
Total Money Market Funds (Cost $62,678,790)		$62,678,790

Investments at Value — 100.2% (Cost $263,286,959)		$312,040,551

Liabilities in Excess of Other Assets — (0.2%)		(464,145)

Net Assets — 100.0%		$311,576,406

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

8

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2022
ASSETS
Investments in securities:
At cost	$263,286,959
At value (Note 2)	$312,040,551
Receivable for capital shares sold	456,973
Dividends receivable	495,060
Other assets	25,419
Total assets	313,018,003

LIABILITIES
Payable for capital shares redeemed	46,803
Payable for investment securities purchased	1,124,336
Payable to Adviser (Note 4)	222,930
Payable to administrator (Note 4)	31,820
Other accrued expenses	15,708
Total liabilities	1,441,597

NET ASSETS	$311,576,406

NET ASSETS CONSIST OF:
Paid-in capital	$262,047,280
Distributable earnings	49,529,126
NET ASSETS	$311,576,406

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	14,339,861

Net asset value, offering price and redemption price per share (Note 2)	$21.73

See accompanying notes to financial statements.

9

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2022
INVESTMENT INCOME
Dividend income	$2,817,080
Interest	15,269
Total investment income	2,832,349

EXPENSES
Investment advisory fees (Note 4)	2,825,666
Administration fees (Note 4)	236,282
Fund accounting fees (Note 4)	60,856
Registration and filing fees	56,700
Custody and bank service fees	34,159
Transfer agent fees (Note 4)	32,077
Compliance fees (Note 4)	31,758
Legal fees	23,588
Trustees’ fees and expenses (Note 4)	18,636
Audit and tax services fees	16,500
Postage and supplies	15,735
Shareholder reporting expenses	13,187
Insurance expense	5,865
Other expenses	16,256
Total expenses	3,387,265
Less fee reductions by the Adviser (Note 4)	(442,622)
Net expenses	2,944,643

NET INVESTMENT LOSS	(112,294)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	825,908
Net change in unrealized appreciation (depreciation) on investments	(7,878,746)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(7,052,838)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,165,132)

See accompanying notes to financial statements.

10

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	August 31,	August 31,
	2022	2021
FROM OPERATIONS
Net investment loss	$(112,294)	$(760,880)
Net realized gains from investment transactions	825,908	20,306,741
Net change in unrealized appreciation (depreciation) on investments	(7,878,746)	27,265,158
Net increase (decrease) in net assets resulting from operations	(7,165,132)	46,811,019

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(19,309,352)	(5,969,448)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	74,626,153	79,541,430
Net asset value of shares issued in reinvestment of distributions to shareholders	18,856,278	5,871,170
Proceeds from redemption fees collected (Note 2)	38,780	61,969
Payments for shares redeemed	(41,585,917)	(42,581,888)
Net increase in net assets from capital share transactions	51,935,294	42,892,681

TOTAL INCREASE IN NET ASSETS	25,460,810	83,734,252

NET ASSETS
Beginning of year	286,115,596	202,381,344
End of year	$311,576,406	$286,115,596

CAPITAL SHARES ACTIVITY
Shares sold	3,320,772	3,660,826
Shares reinvested	835,828	285,147
Shares redeemed	(1,857,066)	(1,974,134)
Net increase in shares outstanding	2,299,534	1,971,839
Shares outstanding at beginning of year	12,040,327	10,068,488
Shares outstanding at end of year	14,339,861	12,040,327

See accompanying notes to financial statements.

11

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2022	2021	2020	2019		2018
Net asset value at beginning of year	$23.76	$20.10	$17.65	$15.37		$12.58
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.06)	(0.02)	0.02		(0.00	) (a)
Net realized and unrealized gains (losses) on investments	(0.46)	4.27	2.72	2.53		3.08
Total from investment operations	(0.47)	4.21	2.70	2.55		3.08
Less distributions from:
Net investment income	—	—	(0.02)	(0.00	) (a)	(0.01)
Net realized gains	(1.56)	(0.56)	(0.24)	(0.27)		(0.28)
Total distributions	(1.56)	(0.56)	(0.26)	(0.27)		(0.29)
Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.01	0.01	0.00	(a)	0.00	(a)
Net asset value at end of year	$21.73	$23.76	$20.10	$17.65		$15.37
Total return (b)	(2.21%)	21.44%	15.47%	17.12%		24.70%
Net assets at end of year (000’s)	$311,576	$286,116	$202,381	$88,589		$22,898
Ratios/supplementary data:
Ratio of total expenses to average net assets	1.14%	1.15%	1.23%	1.48%		2.09%
Ratio of net expenses to average net assets (c)	0.99%	1.01%	1.10%	1.10%		1.10%
Ratio of net investment income (loss) to average net assets (c)	(0.04%)	(0.31%)	(0.10%)	0.22%		(0.01%)
Portfolio turnover rate	3%	24%	14%	14%		10%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholders would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

12

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS August 31, 2022

1.	Organization

Marshfield Concentrated Opportunity Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek the dual goals of capital preservation and the long-term growth of principal, while targeting a pattern of performance at variance with that of the market.

2.	Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities, including common stocks, on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other registered open-end investment companies that are not listed on an exchange, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities, if any, are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures adopted by the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets,

13

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Fund, if any, are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the investments as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$249,361,761	$—	$—	$249,361,761
Money Market Funds	62,678,790	—	—	62,678,790
Total	$312,040,551	$—	$—	$312,040,551

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2022.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV, except that shares of the Fund are subject to a redemption fee of 2% if redeemed

14

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

within 90 days of the date of purchase. During the years ended August 31, 2022 and 2021, proceeds from the redemption fees, recorded in capital, totaled $38,780 and $61,969, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid to shareholders during the years ended August 31, 2022 and 2021 was as follows:

		Long-Term
Years	Ordinary	Capital	Total
Ended	Income	Gains	Distributions
8/31/2022	$3,899,532	$15,409,820	$19,309,352
8/31/2021	$28,597	$5,940,851	$5,969,448

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

15

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2022:

Tax cost of investments	$263,294,261
Gross unrealized appreciation	$57,321,868
Gross unrealized depreciation	(8,575,578)
Net unrealized appreciation	48,746,290
Undistributed long-term capital gains	782,836
Distributable earnings	$49,529,126

The values of the federal income tax cost of investments and the financial statement cost of investments may be temporarily different (“book/tax differences”). These book/tax differences are due to the timing of the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

For the year ended August 31, 2022, the Fund reclassified $70,989 of distributable earnings against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets and NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the year ended August 31, 2022, the Fund did not incur any interest or penalties.

3.	Investment Transactions

During the year ended August 31, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $60,770,245 and $5,612,612, respectively.

16

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Marshfield Associates, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until January 1, 2023, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business), to an amount not exceeding 0.99% of the Fund’s average daily net assets. Accordingly, during the year ended August 31, 2022, the Adviser reduced its investment advisory fees by $442,622.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2022, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $977,693 no later than the dates as stated below:

August 31, 2023	$185,447
August 31, 2024	349,624
August 31, 2025	442,622
Total	$977,693

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly -owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

17

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers and a Trustee of the Trust are also officers of Ultimus.

TRUSTEE COMPENSATION

Effective October 20, 2021, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 20, 2021, each Independent Trustee received a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of August 31, 2022, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
RBC Capital Markets, LLC (for the benefit of its customers)	63%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Non-Diversified Risk

The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

18

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of August 31, 2022, the Fund had 36.2% of the value of its net assets invested in stocks in the Consumer Discretionary sector.

8.	Subsequent Event

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

Effective October 17, 2022 each Independent Trustee will receive a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who will receive a $1,700 annual retainer from the Fund, paid quarterly and the Audit Committee Chairperson who will receive a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee will also receive from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

19

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marshfield Concentrated Opportunity Fund and

Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marshfield Concentrated Opportunity Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 28, 2022

20

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2022) and held until the end of the period (August 31, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

21

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Net	Expenses
	March 1,	August 31,	Expense	Paid During
	2022	2022	Ratio (a)	Period (b)
Based on Actual Fund Return	$1,000.00	$1,002.80	0.99%	$5.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$5.04

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-855-691-5288. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov. and on the Fund’s website www.marshfieldfunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2022, the Fund designated $15,409,820 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 43.51% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year ended August 31, 2022, 43.48% of ordinary income dividends qualifies for the corporate dividends received deduction.

22

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Trustee Since 2021 Officer Since 2013	Trustee (2021 to present) Vice President (2021 to present; and previously April 2013 to October 2013) President and Principal Executive Officer of each of its series (2013 to 2021)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President of Unified Series Trust (2017 to present).	26	Interested Trustee of 21 series of the Unified Series Trust (a registered management company) (2020 to present).

23

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	26	none
David M. Deptula Year of Birth: 1958	Since 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016.	26	none
Jacqueline A. Williams Year of Birth: 1954	Since 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	26	none
Clifford N. Schireson Year of Birth: 1953	Since 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to 2021); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	26	Trustee of the San Diego City Employees’ Retirement System (2019 to present).
Robert E. Morrison Year of Birth: 1957	Since 2019	Trustee	Managing Director, Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/ Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	26	none

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

24

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	President (2021 to present) Vice President (2014 to 2021)	Vice President, Relationship Management (2018 to present) and Assistant Vice President, Client Implementation Manager of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in United States Navy (1989 to 2017).
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (2014 to present) Assistant Treasurer (April 2014 to October 2014)	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present).
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (2016 to present)	Vice President, Fund Accounting (2022 to present) and Assistant Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2015 to 2022).
Angela A. Simmons Year of Birth: 1975	Since 2022	Assistant Treasurer (2022 to present)	Vice President, Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC.
Khimmara Greer Year of Birth: 1983	Since 2021	Secretary (2021 to present)	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019).
David K. James Year of Birth: 1970	Since 2021	Assistant Secretary (2021 to present) Secretary (2021 to 2021)	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018).
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC.
Gweneth Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (2020 to present)	Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019).
Martin Dean Year of Birth: 1963	Since 2019	Assistant Chief Compliance Officer (2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (2016 to 2017)	Senior Vice President, Head of Fund Compliance (February 2020 to present); Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to January 2020).

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-855-691-5288.

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Marshfield-AR-22

MEEHAN FOCUS FUND

ANNUAL REPORT

August 31, 2022

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the Fund’s prospectus for a description of risk factors associated with investments in the Fund.

Meehan Focus Fund	Distributor:
A Series of Ultimus Managers Trust	Ultimus Fund Distributors, LLC
7250 Woodmont Avenue, Suite 315	225 Pictoria Drive, Suite 450
Bethesda, MD 20814	Cincinnati, OH 45246
(866) 884-5968	(800) 933-8413

MEEHAN FOCUS FUND
LETTER TO SHAREHOLDERS (Unaudited)	August 31, 2022

Dear Fellow Shareholders1:

The total return for the Meehan Focus Fund for its fiscal year ended August 31, 2022 was a decline of 13.23%2, which represents the Fund’s first yearly decline since 2018. The Fund’s net asset value per share on August 31, 2022 was $37.05. Over the past 12 months the Fund’s return trailed the returns of its benchmarks, the Standard & Poor’s 500 Total Return Index (S&P 500) (-11.23%) and the Standard & Poor’s 500 Total Return Value Index (-4.51%), but it remains ahead of them since the Fund’s inception.

Stocks rode the reopening wave through the fall of 2021, with the S&P 500 hitting its all-time high on January 3, 2022, before being derailed by rising inflation and interest rates, and Russia’s invasion of Ukraine, which has exacerbated inflationary pressures.

Volatility has been a market feature throughout 2022, with stocks buffeted by ever-changing outlooks on interest rates, inflation, economic growth, and corporate earnings. In June the S&P 500 entered its first bear market since March of 2020 when it fell roughly 11% through mid-month, as investors reacted negatively to May’s higher than forecast Consumer Price Index report. Stocks then rallied sharply through mid-August, regaining all the ground lost in June, only to give much of that back when the rally lost steam as August drew to a close.

The U.S. economy continues to send investors mixed messages. On one hand, robust job and wage growth, combined with resilient consumer spending, suggest a healthy economy. The August jobs report, following strong reports in June and July, showed continuing job growth, with an encouraging uptick in the labor participation rate, and solid but moderating wage growth.3 Similarly, total retail sales for the period of June through August grew 9.3% from the same period in 2021.4 Corporate earnings have also held up well, particularly given the macro-economic headwinds and difficult 2021 comparisons, rising 9.2% in the first quarter5 and 6.3% in the second quarter.6

[1]	The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.

[2]	Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please call (866) 884-5968.

[3]	August Jobs Report Shows Labor Market Has Cooled But Remains Solid, Sarah Chaney Cambon and David Harrison, Wall Street Journal, September 2, 2022.

[4]	U.S. Census Bureau, Advance Monthly Sales for Retail and Food Services, August 2022, September 15, 2022.

[5]	FactSet Earnings Insight, June 24, 2022.

[6]	FactSet Earnings Insight, September 2, 2022.

1

On the other hand, first and second quarter U.S. GDP growth was negative, typically a strong indicator of recession.7 In addition, high inflation has been a drag on consumer sentiment, which hit its lowest-ever reading in June, as gasoline prices peaked, before regaining some ground in July and August.8 In the real estate market, higher mortgage rates have contributed to declining home sales. Overall, there are signs that economic growth is slowing. The question now is whether the slowdown is a prelude to recession.

Federal Reserve (the Fed) Chairman Powell’s speech at the annual Jackson Hole gathering of central bankers in August, during which he emphatically reiterated the Fed’s determination to bring inflation under control, rattled the markets and sent stocks lower. August’s inflation reading, which showed a decline from July but came in higher than most forecasts, reinforced the view that the Fed will need to be aggressive in its efforts to tame inflation. After announcing a third consecutive 75-basis point increase in the Fed funds rate at its September meeting, many Fed watchers are penciling in at least an additional full percentage point of increases by year end.

Economies and markets outside the United States have also struggled. The ongoing war in Ukraine, which triggered a European energy crisis and sent inflation higher, has kept European economies in check while China’s zero Covid policy, combined with a troubled real estate sector, have stunted growth in the world’s second largest economy.

Outlook

We have a cautious outlook for stock returns as we look to 2023. While we expect stock prices to surpass their January peaks over the long term, uncertainty is unusually high and volatility is likely to persist as the markets prepare to absorb the impact of further monetary policy tightening from the Fed.

Although inflation has now declined for two consecutive months, we believe that until there is convincing evidence that inflation has not only peaked, but is unambiguously declining, the Fed is likely to maintain its aggressive stance against inflation.

A strong labor market, persistent consumer spending and relatively low stock valuations do offer reasons for optimism. The S&P 500’s forward price/earnings ratio is now 15.8, well below its 5-year average of 18.6 and also below its 10-year average of 17.0.9 This represents the S&P 500’s most attractive valuation level since before the pandemic, although stocks do face additional risks, including signs that earnings growth is slowing.

Portfolio Review

The attached Schedule of Investments identifies the Fund’s investments and their market value as of August 31, 2022.

Solid performances from new holding Vertex Pharmaceuticals and long-term holdings CVS Health and Apple were overshadowed by declines in long-term technology holdings Microsoft, Alphabet, and Applied Materials, among others.

[7]	U.S. Bureau of Economic Analysis, Gross Domestic Product (Second Estimate) and Corporate Profits (Preliminary), Second Quarter 2022, August 25, 2022.

[8]	Anxious U.S. Consumers Carry On Spending Regardless, Andrew Edgecliffe-Johnson, Financial Times, August 22, 2022.

[9]	FactSet Earnings Insight, September 23, 2022.

2

Vertex Pharmaceuticals

Vertex Pharmaceuticals has reported a string of impressive earnings reports over the past several quarters. For its second fiscal quarter, ended June 30, 2022, the company’s product revenue increased 22% year-over-year to $2.2 billion. This revenue growth was largely due to sales of Trikafta, the company’s triple combination therapy indicated for most patients with cystic fibrosis, as it accounted for 86% of the company’s product sales for the quarter. This drug expanded Vertex’s market opportunity by approximately 55%, on a relative basis, to about 90% of the cystic fibrosis population. Trikafta will remain a key driver of sales growth, as Vertex continues to expand commercial access to the drug and converts patients on old therapies to this one. The company’s first-mover advantage in cystic fibrosis treatment is complemented by potential early- to mid-stage clinical programs outside of cystic fibrosis, including Type 1 diabetes and a gene-editing therapy known as exa-cel, which treats two rare blood disorders, beta thalassemia and sickle cell disease. Vertex’s stock has outperformed the biotechnology industry by a wide margin over the last four quarters, and we continue to view the company as an attractive investment.

CVS Health

In its second fiscal quarter, ended June 30, 2022, CVS generated $80.6 billion in total revenues, up 11.0% year-over-year. Year-to-date, CVS generated $9.0 billion in cash flow from operations and repaid $1.5 billion of long-term debt. The company also raised its 2022 full-year earnings per share guidance to $8.50 at the midpoint from $8.30 the previous quarter, and its cash flow from operations estimate to $13.0 billion at the midpoint from $12.5 billion. CVS has more than 9,000 retail locations, 1,100 walk-in medical clinics, a leading pharmacy benefits manager serving over 110 million plan members, and a dedicated senior pharmacy care business helping more than one million patients per year. The company also serves an estimated 24 million people through its health insurance subsidiary Aetna, which it acquired in 2018. Since the Aetna deal closed, CVS has used its strong cash flow to repay a net $22.5 billion of long-term debt. Given the company’s strong financial results, extensive retail presence, commitment to repay debt, and determination to grow its business, we think CVS continues to be a solid investment in the healthcare industry.

Apple, Inc.

Apple has outperformed the broader consumer electronics industry over the past year. Revenue for the company’s fiscal third quarter, ended June 25, 2022, came in at a June-quarter record of $83.0 billion, up 2% year-over-year, and Apple’s installed base of active devices reached an all-time high in every geographic segment and product category. During the quarter, the company generated nearly $23 billion in operating cash flow, returned over $28 billion to shareholders, and continued to invest in its long-term growth plans. On September 7, 2022, Apple announced a multitude of new devices, including the new iPhone 14 Pro and Pro Max models, next generation AirPods Pro, and newest Apple Watch. We remain impressed by Apple’s record sales performance, unmatched customer loyalty, and strength of its iOS ecosystem, and believe the company can continue to monetize its massive brand power amid the 5G rollout.

Alphabet and Microsoft

Shares of Alphabet and Microsoft have struggled over the past 12 months, along with much of the technology sector, in the face of rising interest rates.

3

While diluted EPS for Alphabet’s fiscal second quarter, ended June 30, 2022, dropped 11.0% year-over-year to $1.21, revenue grew 12.6% over the same period to $69.7 billion. The company remains dominant in online search, with more than 80% of the global market. This dominance, combined with massive and expanding user bases for YouTube, Maps, Gmail and Chrome, continues to drive online advertisers to its platform. In addition, Google also has a rapidly growing cloud business.

For Microsoft’s fiscal fourth quarter, also ended June 30, 2022, revenue increased 12.4% year-over-year to $51.9 billion and diluted EPS rose 2.8% from the year-ago period to $2.23. Leading the way was the firm’s Azure cloud business, which grew an impressive 45% in fiscal 2022. Microsoft is effectively using Azure to seamlessly shift on-premises users of Office and other products to the cloud, which is driving margins higher. The company returned $12.4 billion to shareholders via $7.8 billion of share repurchases and $4.6 billion of dividends in the fourth quarter of fiscal year 2022.

Despite the share price setbacks for both Alphabet and Microsoft, we believe both companies maintain robust fundamentals, wide moats, and a long runway of strong returns, especially as technology’s percentage of global GDP continues to increase.

Applied Materials

Shares of Applied Materials declined over the past 12 months as the wider semiconductor industry continued to suffer significant supply constraints and, more recently, concerns about the outlook for growth. Applied Materials reported earnings for its fiscal third quarter, ended July 31, 2022, in August and delivered record quarterly revenue of $6.5 billion, up 5% year-over-year, and earned an adjusted $1.94 per share, 2% more than in the prior-year period. Applied Materials returned $1.2 billion to shareholders during the quarter, including $1.0 billion in share repurchases and $225 million in dividends. Softer than hoped for earnings guidance, however, sent the shares down after the company reported earnings. While Applied Materials has struggled this year, we believe it has solid long-term prospects, as capacity expansion, related to themes like Artificial Intelligence and the Metaverse, offers significant growth potential ahead. We view Applied Materials as an excellent way to participate in this growth.

Portfolio Changes

We made several changes to the Fund’s portfolio over the past 12 months. Earlier in the year we sold the Fund’s positions in Facebook (now known as META) and Nestle, realizing solid gains, and sold Merck at a modest loss.

More recently, we sold the Fund’s position in 3M at a substantial gain and the iShares Core MSCI Pacific exchange traded fund at a modest gain. We also sold several of the Fund’s smaller positions, realizing losses on them after disappointing results and guidance from the companies caused us to lose confidence in their future growth prospects. Finally, we realized a loss on the sale of Micron to reduce the Fund’s 2022 capital gain distribution.

In addition to Vertex, a portion of the proceeds from these sales was used to add two additional new holdings, agricultural equipment manufacturer Deere & Company and integrated oil company Shell Plc., to the Fund’s portfolio, and increase the Fund’s cash position.

4

Conclusion

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund’s NAV online at any time by typing the Fund’s ticker symbol (MEFOX) into most stock quotation services. Best wishes for a safe and healthy fall – and please do not hesitate to contact us if you have any questions regarding your investment in the Fund.

Sincerely,

Thomas P. Meehan	Paul P. Meehan
Portfolio Managers, Meehan Focus Fund

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-884-5968.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus call 1-866-884-5968 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Meehan Focus Fund is distributed by Ultimus Fund Distributors, LLC.

his Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2022, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

5

MEEHAN FOCUS FUND
PERFORMANCE INFORMATION
August 31, 2022 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in the
Meehan Focus Fund vs. the S&P 500® Total Return Index*
and the S&P 500® Value Index*

Average Annual Total Returns
(For Periods Ended August 31, 2022)

	1 Year	5 Years	10 Years
Meehan Focus Fund (a)	-13.23%	12.72%	11.23%
S&P 500® Total Return Index	-11.23%	11.82%	13.08%
S&P 500® Value Index	-4.51%	8.77%	10.95%

*	The above graph depicts the performance of the Fund versus the S&P 500® Total Return Index and the S&P 500® Value Index. It is important to note that the Fund is a professionally managed mutual fund; the S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the S&P 500® Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500® Total Return Index. An index is not an investment product available for purchase. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike the Fund’s returns, do not reflect any fees or expenses.

(a)	Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please contact (866) 884-5968. As disclosed in the Fund’s December 29, 2021 prospectus, the Fund’s total annual operating expenses are 1.01%.

6

MEEHAN FOCUS FUND
PORTFOLIO INFORMATION
August 31, 2022 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

% of
Security Description	Net Assets
Apple, Inc.	10.8%
Microsoft Corporation	10.3%
Lowe’s Companies, Inc.	8.8%
Alphabet, Inc. - Classes A and C	7.6%
Berkshire Hathaway, Inc. - Class B	7.0%
United Rentals, Inc.	5.2%
Amazon.com, Inc.	4.6%
CVS Health Corporation	4.5%
Vertex Pharmaceuticals, Inc.	4.3%
Applied Materials, Inc.	3.4%

7

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
August 31, 2022
COMMON STOCKS — 92.6%	Shares	Value
Communications — 9.0%
Entertainment Content — 1.4%
Walt Disney Company (The) (a)	12,150	$1,361,772

Internet Media & Services — 7.6%
Alphabet, Inc. - Class A (a)	29,900	3,235,778
Alphabet, Inc. - Class C (a)	37,360	4,077,844
		7,313,622
Consumer Discretionary — 17.2%
E-Commerce Discretionary — 4.6%
Amazon.com, Inc. (a)	35,000	4,436,950

Home Construction — 1.3%
Lennar Corporation - Class A	16,000	1,239,200

Leisure Products — 0.9%
Malibu Boats, Inc. - Class A (a)	14,850	891,446

Retail - Discretionary — 10.4%
Lowe’s Companies, Inc.	44,000	8,542,160
Williams-Sonoma, Inc.	10,730	1,596,087
		10,138,247
Energy — 2.0%
Oil & Gas Producers — 2.0%
Shell plc - ADR	37,325	1,977,478

Financials — 12.4%
Asset Management — 2.5%
BlackRock, Inc.	2,925	1,949,191
Blackstone, Inc.	5,000	469,700
		2,418,891
Banking — 2.9%
Bank of America Corporation	56,000	1,882,160
Citigroup, Inc.	20,000	976,200
		2,858,360
Insurance — 7.0%
Berkshire Hathaway, Inc. - Class B (a)	24,150	6,781,320

8

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6% (Continued)	Shares	Value
Health Care — 13.2%
Biotech & Pharma — 7.3%
Bristol-Myers Squibb Company	18,130	$1,222,143
Novartis AG - ADR	20,420	1,644,219
Vertex Pharmaceuticals, Inc. (a)	14,800	4,170,048
		7,036,410
Health Care Facilities & Services — 4.5%
CVS Health Corporation	44,000	4,318,600

Medical Equipment & Devices — 1.4%
Medtronic plc	15,820	1,390,894

Industrials — 8.9%
Electrical Equipment — 1.5%
Johnson Controls International plc	27,275	1,476,669

Industrial Support Services — 5.2%
United Rentals, Inc. (a)	17,330	5,061,053

Machinery — 2.2%
Deere & Company	5,800	2,118,450

Technology — 29.9%
Semiconductors — 6.6%
Applied Materials, Inc.	35,365	3,326,786
Broadcom, Inc.	6,245	3,116,942
		6,443,728
Software — 10.3%
Microsoft Corporation	38,035	9,945,011

Technology Hardware — 10.8%
Apple, Inc.	66,345	10,430,761

Technology Services — 2.2%
Visa, Inc. - Class A	11,000	2,185,810

Total Common Stocks (Cost $35,993,583)		$89,824,672

9

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 7.5%	Shares	Value
Invesco Short-Term Investment Trust Government & Agency Portfolio - Institutional Class, 2.24% (b) (Cost $7,223,441)	7,223,441	$7,223,441

Investments at Value — 100.1% (Cost $43,217,024)		$97,048,113

Liabilities in Excess of Other Assets — (0.1%)		(66,427)

Net Assets — 100.0%		$96,981,686

ADR - American Depositary Receipt

AG - Aktiengesellschaft

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

10

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2022
ASSETS
Investments in securities:
At cost	$43,217,024
At value (Note 2)	$97,048,113
Dividends receivable	80,274
Other assets	6,597
TOTAL ASSETS	97,134,984

LIABILITIES
Payable for capital shares redeemed	52,482
Payable to Adviser (Note 4)	61,531
Payable to administrator (Note 4)	28,895
Other accrued expenses	10,390
TOTAL LIABILITIES	153,298

NET ASSETS	$96,981,686

NET ASSETS CONSIST OF:
Paid-in capital	$42,519,175
Distributable earnings	54,462,511
NET ASSETS	$96,981,686

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,617,839

Net asset value, offering price and redemption price per share (a) (Note 2)	$37.05

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held.

See accompanying notes to financial statements.

11

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2022
INVESTMENT INCOME
Dividend income	$1,095,590
Foreign withholding taxes on dividends	(23,766)
TOTAL INVESTMENT INCOME	1,071,824

EXPENSES
Investment advisory fees (Note 4)	831,210
Administration fees (Note 4)	102,621
Fund accounting fees (Note 4)	41,646
Legal fees	23,185
Transfer agent fees (Note 4)	18,751
Trustees’ fees and expenses (Note 4)	18,638
Registration and filing fees	17,180
Audit and tax services fees	16,500
Compliance fees (Note 4)	12,532
Custody and bank service fees	11,748
Postage and supplies	7,805
Shareholder reporting expenses	6,119
Insurance expense	4,199
Other expenses	11,439
TOTAL EXPENSES	1,123,573
Less fee reductions by the Adviser (Note 4)	(84,560)
NET EXPENSES	1,039,013

NET INVESTMENT INCOME	32,811

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	2,009,156
Net realized gains from in-kind redemptions (Note 2)	1,239,549
Net change in unrealized appreciation (depreciation) on investments	(18,000,430)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(14,751,725)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(14,718,914)

See accompanying notes to financial statements.

12

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	August 31,	August 31,
	2022	2021
FROM OPERATIONS
Net investment income	$32,811	$59,222
Net realized gains from investments	2,009,156	2,672,389
Net realized gains from in-kind redemptions (Note 2)	1,239,549	891,282
Net change in unrealized appreciation (depreciation) on investments	(18,000,430)	24,952,906
Net increase (decrease) in net assets resulting from operations	(14,718,914)	28,575,799

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,864,039)	(913,584)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,333,595	949,127
Net asset value of shares issued in reinvestment of distributions to shareholders	3,840,260	903,947
Payments for shares redeemed	(3,897,504)	(3,765,292)
Net increase (decrease) in net assets from capital share transactions	9,276,351	(1,912,218)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,306,602)	25,749,997

NET ASSETS
Beginning of year	106,288,288	80,538,291
End of year	$96,981,686	$106,288,288

CAPITAL SHARE ACTIVITY
Shares sold	220,487	24,792
Shares reinvested	84,087	26,028
Shares redeemed	(90,956)	(102,219)
Net increase (decrease) in shares outstanding	213,618	(51,399)
Shares outstanding at beginning of year	2,404,221	2,455,620
Shares outstanding at end of year	2,617,839	2,404,221

See accompanying notes to financial statements.

13

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

			Ten
	Year	Year	Months		Year	Year	Year
	Ended	Ended	Ended		Ended	Ended	Ended
	August 31,	August 31,	August 31,		Oct. 31,	Oct. 31,	Oct. 31,
	2022	2021	2020(a)		2019	2018	2017
Net asset value at beginning of period	$44.21	$32.80	$27.98		$24.99	$24.13	$19.42
Income (loss) from investment operations:
Net investment income (b)	0.01	0.03	0.14		0.21	0.14	0.15
Net realized and unrealized gains (losses) on investments and foreign currencies	(5.56)	11.76	5.71		3.42	0.86	4.64
Total from investment operations	(5.55)	11.79	5.85		3.63	1.00	4.79
Less distributions from:
Net investment income	(0.01)	(0.12)	(0.20)		(0.15)	(0.14)	(0.06)
Net realized gains	(1.60)	(0.26)	(0.83)		(0.49)	—	(0.02)
Total distributions	(1.61)	(0.38)	(1.03)		(0.64)	(0.14)	(0.08)
Net asset value at end of period	$37.05	$44.21	$32.80		$27.98	$24.99	$24.13
Total return (c)	(13.23%)	36.25%	21.38	% (d)	15.16%	4.15%	24.72%
Net assets at end of period (000’s)	$96,982	$106,288	$80,538		$67,566	$65,818	$63,743
Ratios/supplementary data:
Ratio of total expenses to average net assets (e)	1.08%	1.09%	1.16	% (f)	1.17%	1.12%	1.00%
Ratio of net expenses to average net assets (e)(g)	1.00%	1.00%	1.00	% (f)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets (b)(e)(g)	0.03%	0.07%	0.58	% (f)	0.77%	0.54%	0.69%
Portfolio turnover rate	13%	4%	16	% (d)	20%	20%	10%

(a)	Fund changed fiscal year to August 31.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(d)	Not annualized.

(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investments companies in which the Fund invests.

(f)	Annualized.

(g)	Ratio was determined after investment advisory fee reductions (Note 4).

See accompanying notes to financial statements.

14

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2022

1.	Organization

Meehan Focus Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was reorganized into the Trust on October 23, 2017. It was formerly a series of Meehan Mutual Funds, Inc.

The Fund’s investment objective is to seek long-term growth of capital.

2.	Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principals generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities, including common stocks and exchange-traded funds (“ETFs”), if any, listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing mean price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last mean price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted mean price. Investments representing shares of money market funds and other open-end investment companies, except for ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures adopted by the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

15

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the investments as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$89,824,672	$—	$—	$89,824,672
Money Market Funds	7,223,441	—	—	7,223,441
Total	$97,048,113	$—	$—	$97,048,113

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2022.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

16

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 7 calendar days of the date of purchase. No redemption fees were collected by the Fund during the years ended August 31, 2022 and 2021.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the years ended August 31, 2022 and 2021 was as follows:

	Ordinary	Long-Term	Total
Year Ended	Income	Capital Gains	Distributions

August 31, 2022	$26,564	$3,837,475	$3,864,039
August 31, 2021	$289,072	$624,512	$913,584

17

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2022:

Tax cost of portfolio investments	$43,217,024
Gross unrealized appreciation	$54,375,737
Gross unrealized depreciation	(544,648)
Net unrealized appreciation	53,831,089
Undistributed ordinary income	32,795
Undistributed long-term capital gains	598,627
Distributable earnings	$54,462,511

During the year ended August 31, 2022, a shareholder took delivery of securities from the Fund, rather than cash, in exchange for the redemption of shares. The total fair value of these in-kind redemptions was $1,500,000 for 34,083 shares of the Fund. The Fund realized $1,239,549 of net capital gains resulting from the in-kind redemptions. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

During the year ended August 31, 2021, a shareholder took delivery of securities from the Fund, rather than cash, in exchange for the redemption of shares. The total fair value of these in-kind redemptions was $1,000,000 for 24,361 shares of the Fund. The Fund realized

18

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

$891,282 of net capital gains resulting from the in-kind redemptions. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Fund and are not required to be distributed to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the year ended August 31, 2022, the Fund did not incur any interest or penalties.

3.	Investment Transactions

During the year ended August 31, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $15,435,765 and $12,822,919, respectively.

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edgemoor Investment Advisors, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.80% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until March 1, 2023, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses, such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.00% of the Fund’s average daily net assets. Accordingly, during the year ended August 31, 2022, the Adviser reduced its advisory fees in the amount of $84,560.

19

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2022, the Adviser may seek recoupment of investment advisory fee reductions totaling $284,884 no later than the dates listed below:

October 31, 2022	$19,991
August 31, 2023	94,196
August 31, 2024	86,137
August 31, 2025	84,560
Total	$284,884

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus.

TRUSTEE COMPENSATION

Effective October 20, 2021, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 20, 2021, each Independent Trustee received a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

20

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

6.	Non-Diversification Risk

The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

7.	Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of August 31, 2022, the Fund had 29.9% of the value of its net assets invested in stocks within the Technology sector.

8.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

Effective October 17, 2022 each Independent Trustee will receive a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who will receive a $1,700 annual retainer from the Fund, paid quarterly and the Audit Committee Chairperson who will receive a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee will also receive from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

21

MEEHAN FOCUS FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Meehan Focus Fund and

Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Meehan Focus Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2022, the related statement of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Meehan Focus Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022 and 2021, for the ten months ended August 31, 2020, and the years ended October 31, 2019, 2018 and 2017

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

22

MEEHAN FOCUS FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 28, 2022

23

MEEHAN FOCUS FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2022) and held until the end of the period (August 31, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Fund held for less than 7 calendar days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

24

MEEHAN FOCUS FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	March 1, 2022	August 31, 2022	Period *

Based on Actual Fund Return	$1,000.00	$ 887.90	$4.76
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll- free 1-866-884-5968, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-866-884-5968. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website www.meehanmutualfunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2022, the Fund designated $3,837,475 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the year ended August 31, 2022, 100% of ordinary income dividends qualified for the corporate dividends received deduction.

25

MEEHAN FOCUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Trustee Since 2021 Officer Since 2013	Trustee (2021 to present) Vice President (2021 to present; and previously April 2013 to October 2013) President and Principal Executive Officer of each of its series (2013 to 2021)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President of Unified Series Trust (2017 to present).	26	Interested Trustee of 21 series of the Unified Series Trust (a registered management company) (2020 to present).

26

MEEHAN FOCUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	26	None
David M. Deptula Year of Birth: 1958	Since 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016.	26	None
Jacqueline A. Williams Year of Birth: 1954	Since 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	26	None
Clifford N. Schireson Year of Birth: 1953	Since 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to 2021); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	26	Trustee of the San Diego City Employees’ Retirement System (August 2019 to present).
Robert E. Morrison Year of Birth: 1957	Since 2019	Trustee	Managing Director, Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/ Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	26	None

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

27

MEEHAN FOCUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	President (2021 to present) Vice President (2014 to 2021)	Vice President, Relationship Management Director (2018 to present); Assistant Vice President, Client Implementation Manager of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer of United States Navy (1989 to 2017).
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (2014 to present) Assistant Treasurer (April 2014 to October 2014)	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present).
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (2016 to present)	Vice President, Fund Accounting (2022 to present) and Assistant Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2015 to present).
Angela A. Simmons Year of Birth: 1975	Since 2022	Assistant Treasurer (2022 to present)	Vice President, Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC.
Khimmara Greer Year of Birth: 1983	Since 2021	Secretary (2021 to present)	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019).
David K. James Year of Birth: 1970	Since 2021	Assistant Secretary (2021 to present) Secretary (2021 to 2021)	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018).
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (2016 to present)	Legal Administration Manager (2016 to present) and Paralegal (2015 to 2016) of Ultimus Fund Solutions, LLC.
Gweneth Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (2020 to present)	Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC (2019 to present); CCO Consultant at GKG Consulting, LLC (2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 to 2019).
Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (2021 to present) Interim Chief Compliance Officer (October 2019 to January 2021) Assistant Chief Compliance Officer (2016 to 2017)	Senior Vice President, Head of Fund Compliance (February 2020 to present); Vice President & Director of Fund Solutions, LLC (2016 to 2020).

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-866-884-5968.

28

Meehan-AR-22

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,500 and $40,500 with respect to the registrant’s fiscal years ended August 31, 2022 and August 31, 2021, respectively.

(b)	Audit-Related Fees. No fees were billed in the first fiscal period for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,000 and $10,000 with respect to the registrant’s fiscal years ended August 31, 2022, and August 31, 2021, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the first fiscal period for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended August 31, 2022 and August 31, 2021, aggregate non-audit fees of $12,000 and $10,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material changes to the manner in which shareholders may recommend nominees to the Registrant’s Board of Trustees or the Nominations & Governance Committee (the “Committee”). The Registrant does not have formal procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. While the Registrant does not have formal procedure, the Committee shall to the extent required under applicable law, when identifying potential candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Ultimus Managers Trust

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, President

Date		November 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, Principal Executive Officer

Date	November 3, 2022

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	November 3, 2022

* Print the name and title of each signing officer under his or her signature.